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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                         Date of Report: August 1, 2007

                                  AcuNetx, Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)

           Nevada                    0-27857                     88-0249812
           ------                    -------                     ----------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)

                         2301 W. 205th Street, Suite 102
                               Torrance, CA 90501
                 ----------------------------------------------
                    (Address of principal executive offices)

              The Company's telephone number, including area code:
                                 (310) 328-0477



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SECTION 5 -CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
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Appointment of Principal Officers
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         On August 1, 2007, Terry R. Knapp resigned from the Board of Directors of the Company.

         The Board of Directors thanked Dr. Knapp for his service as a director. Dr. Knapp will now devote his attention to the Company's subsidiary, VisioNetx, Inc., where he serves as Chairman of the Board. The Company is pleased to have his experience and vision in such an important role.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

 (C) EXHIBITS

Exhibit
Number            Description
99.1              Letter, dated July 31, 2007, from Terry Knapp


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          AcuNetx, Inc., a Nevada corporation

                                          By: /s/ Ronald A. Waldorf
                                          ----------------------------
                                          Ronald A. Waldorf, President

Date: August 7, 2007